UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

OSL Holdings, Inc.
(Name of Registrant as Specified in Charter)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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OSL HOLDINGS, INC.
60 Dutch Hill Road, Suite 15
Orangeburg, NY 10962
(845) 363-6776

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.001 per share (“Common Stock”) of OSL Holdings, Inc. (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, and Section 78.320 of the Nevada Revised Statutes (the “NRS”) in connection with the approval of the action described below (the “Action”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

1.	The amendment to the Company’s Articles of Incorporation, as amended to date, to increase the number of authorized shares of Common Stock to 450,000,000.

The purpose of this Information Statement is to notify our stockholders that on October 11, 2012, the owners of approximately 55.52% of our issued and outstanding shares of Common Stock as of such date executed a written consent approving the Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Action under Nevada law and, as a result, no further action by any other stockholder is required to approve the Action and we have not and will not be soliciting your approval of the Action.

This notice and the accompanying Information Statement are being mailed to our stockholders on or about November 9, 2012. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Section 78.320 of the NRS and Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors,

/s/ Eric Kotch
Eric Kotch
Chief Financial Officer and Secretary

OSL HOLDINGS, INC.
60 Dutch Hill Road, Suite 15
Orangeburg, NY 10962
(845) 363-6776
__________________________________

INFORMATION STATEMENT

November 5, 2012

Action by Written Consent of Majority Stockholders
__________________________________

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of OSL Holdings, Inc. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the action described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to OSL Holdings, Inc. We are mailing this Information Statement to our stockholders of record as of October 18, 2012 (the “Notice Record Date”) on or about November 9, 2012.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission under the Exchange Act, the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Consenting Stockholders

On October 10, 2012, in accordance with Section 78.320 of the Nevada Revised Statutes, as amended (the “NRS”), the Board of Directors (the “Board”) of the Company unanimously adopted resolutions approving the following action (the “Action”):

1.
The amendment to the Company’s Articles of Incorporation, as amended to date (the “Certificate of Incorporation”), to increase the number of authorized shares of Common Stock to 450,000,000 (the “Amendment”).

In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the NRS provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our Common Stock As of the close of business on October 11, 2012, (the “Voting Record Date”) we had 100,288,693 shares of Common Stock outstanding and entitled to vote on the Action. Each share of Common Stock outstanding as of the close of business on the Voting Record Date was entitled to one vote.

On the Voting Record Date, pursuant to Section 78.320 of the NRS, we received written consents for the Action from stockholders holding an aggregate of 55,678,216 shares of our Common Stock, representing 55.52% of our outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

The following sets forth those holders who consented to the Action and provides the number of shares beneficially owned and the percentage interest of outstanding shares of Common Stock for each such holder (the “Majority Stockholders”) as of the Voting Record Date:

Holder	Beneficial Ownership	Percentage of Beneficial Ownership
ARMK LLC(1)	21,575,000	21.51%
Eli Feder	21,430,833	21.37%
Continental Equities	4,255,560	4.41%
Eric Kotch	3,723,833	3.71%
Robert Rothenberg	2,524,990	2.52%
Samuel Schonbrun	1,998,000	1.99%

(1)	ARMK LLC is owned 100% by the wife of Eric Kotch.

Notice to Stockholders

We are providing notice of the taking of the Action without a meeting to the holders of record of our Common Stock on the Notice Record Date who have not consented in writing to the Action. This Information Statement is intended to provide such notice.

Dissenters’ Rights of Appraisal

Stockholders who did not consent to the Action are not entitled to assert dissenters’ or appraisal rights under Section 78.3793 of the NRS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding shares of Common Stock beneficially owned as of the Voting Record Date, for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power; or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of October 11, 2012. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of October 11, 2012 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. As of the Voting Record Date, we had 100,288,693 shares of Common Stock issued and outstanding. The address of each of the beneficial owners listed below is c/o OSL Holdings, Inc., 60 Dutch Hill Road, Suite 15, Orangeburg, NY 10962.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned		Percent of Class
ARMK LLC(1)	21,575,000		21.51%
Eli Feder	21,430,833		21.37%
Eric Kotch	3,723,833		3.71%
Robert Rothenberg	2,524,990		2.52%

All Executive Officers and Directors as a group (2 persons)	49,254,656	(2)	49.11%

(1)	ARMK LLC is owned 100% by the wife of Eric Kotch.
(2)	Includes the 21,575,000 shares beneficially owned by ARMK LLC.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the Amendment, other than his role as an officer or director of the Company.

AMENDMENT OF THE COMPANY’S
ARTICLES OF INCORPORATION TO INCREASE THE
AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Company's Articles of Incorporation authorizes the maximum number of shares outstanding at any time shall be 120,000,000 shares of Common Stock with no preemptive rights, $.001 par value. On October 10, 2012, the Board of Directors approved an amendment to the Articles of Incorporation to authorize 450,000,000 shares of Common Stock. Each share of Common Stock is entitled to one vote. The Board of Directors is authorized to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock. These additional shares will have the same rights, privileges, preferences and restrictions as the Common Stock which are currently authorized. On October 11, 2012, the holders of a majority of the outstanding shares of Common Stock approved the amendment by written consent.

The general purpose and effect of the amendment to the Articles of Incorporation is to authorize 330,000,000 additional shares of Common Stock. The Board of Directors believes it is in the best interest of the Company to have the additional shares of Common Stock to be issued. The general purpose and effect of the amendment to the Articles of Incorporation in authorizing 330,000,000 additional shares of Common Stock will be to use such additional shares of common stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options and other equity awards. Furthermore, due to the depressed stock price of the Company, additional shares are needed to be authorized in the event outstanding convertible indebtedness of the Company are converted into Common Stock, or in the event the Company issues additional convertible debt to finance its operations. Assuming a conversion price per share of $0.002, the Company would be required to issue an aggregate of 273,250,000 shares of Common Stock if the principal of all of the Company’s outstanding convertible indebtedness as of the Notice Record Date is so converted. We are currently negotiating with third parties for additional financing, which may be in the form of convertible indebtedness; however, we do not have any definitive agreements as of the Notice Record Date.

If the Board of Directors deems it to be in the best interests of the Company and its stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

The additional authorized shares of Common Stock could have an anti-takeover effect. If the Company’s Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Amendment will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada or at such later time as indicated in such amendment. We intend to file the Certificate of Amendment to our Certificate of Incorporation in substantially the form attached hereto as Annex I with the Secretary of State of the State of Nevada promptly after the 20 day period following the date on which this Information Statement is mailed to our stockholders.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, 60 Dutch Hill Road, Suite 15, Orangeburg, NY 10962; (845) 363-6776.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors,

/s/ Eric Kotch
Eric Kotch
Chief Financial Officer and Secretary

ANNEX I

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.     Name of Corporation:

OSL Holdings, Inc.

2.     The articles have been amended as follows: (provide article numbers, if available)

The first paragraph of Article Four shall be deleted in its entirety and replaced with the following:

ARTICLE FOUR. [CAPITAL STOCK].  The corporation shall have authority to issue an aggregate of FOUR HUNDRED FIFTY MILLION (450,000,000) Common Capital Shares, $0.001 par value per share for a total capitalization of FOUR HUNDRED FIFTY THOUSAND DOLLARS ($450,000).

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

55.52%.

4.     Effective date of filing: (optional)

Upon filing

5.     Signature: (required)

________________________________
Signature of Officer